Fees Summary	Nov. 13, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 599,964,000.00
Previously Paid Amount	0.00
Total Fee Amount	91,854.49
Total Offset Amount	0.00
Net Fee	$ 91,854.49
Final Prospectus	false